UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 15, 2011
OASIS PETROLEUM INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-34776 (Commission File Number)	80-0554627 (I.R.S. Employer Identification No.)

1001 Fannin Street, Suite 1500 Houston, Texas (Address of principal executive offices)	77002 (Zip Code)
Registrant’s telephone number, including area code: (281) 404-9500
Not Applicable.
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Oasis Petroleum North America LLC, a wholly owned subsidiary of Oasis Petroleum Inc. (the “Company”) has entered into a Fourth Amendment to its Amended and Restated Credit Agreement (the “Fourth Amendment”), dated as of June 16, 2011, among Oasis Petroleum North America LLC, as borrower, the Company and Oasis Petroleum LLC, a wholly owned subsidiary of the Company, as guarantors, the lenders party thereto and BNP Paribas, as administrative agent. The Fourth Amendment modified certain restrictions on the Company’s hedging arrangements.
The foregoing description of the Fourth Amendment is a summary only and is qualified in its entirety by reference to the complete text of the Fourth Amendment, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth under Item 1.01 concerning the Fourth Amendment is incorporated herein by reference.
Item 8.01 Other Events.
On June 15, 2011, Kent O. Beers, the Company’s Senior Vice President Land, entered into a planned trading program pursuant to Rule 10b5-1 of the Securities Exchange Act of 1934 (the “10b5-1 plan”). Rule 10b5-1 provides guidelines for officers, directors and other insiders to prearrange sales of their company’s securities in a manner that avoids concerns about initiating stock transactions while in possession of material nonpublic information. Other officers and directors of the Company may adopt plans pursuant to Rule 10b5-1 in the future.
Actual transactions completed under individual 10b5-1 plans will be reported from time to time on forms filed with the Securities and Exchange Commission. This Current Report on Form 8-K is being field in order to comply with the disclosure requirements of the Company’s insider trading policy. Except as may be required by law, the Company does not undertake to report modifications, terminations or other activities under current or future 10b5-1 plans established by the Company’s officers and directors.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit No.	Description of Exhibit
10.1	Fourth Amendment to Amended and Restated Credit Agreement, dated as of June 16, 2011, among Oasis Petroleum North America LLC, as borrower, Oasis Petroleum LLC and Oasis Petroleum Inc., as guarantors, BNP Paribas, as administrative agent, and the lenders party thereto.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OASIS PETROLEUM INC. (Registrant)
Date: June 22, 2011	By:	/s/ Thomas B. Nusz
Thomas B. Nusz
Chairman, President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
10.1	Fourth Amendment to Amended and Restated Credit Agreement, dated as of June 16, 2011, among Oasis Petroleum North America LLC, as borrower, Oasis Petroleum LLC and Oasis Petroleum Inc., as guarantors, BNP Paribas, as administrative agent, and the lenders party thereto.